UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2013

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 7-10, 2013, approximately 40 oral and poster, clinical and pre-clinical, presentations were made about Pharmacyclics, Inc.’s (the “Company”) product, ibrutinib, at the 2013 Annual Meeting of the American Society of Hematology (“ASH”) located in New Orleans, Louisiana.  Amongst such presentations, are the following six clinical presentations:

•
The Bruton’s Tyrosine Kinase (BTK) Inhibitor Ibrutinib (PCI-32765) Monotherapy Demonstrates Long-Term Safety and Durability of Response in Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma Patients in an Open-Label Extension Study.

•	Ibrutinib in combination with rituximab (iR) is well tolerated and induces a high rate of durable remissions in patients with high-risk CLL: new, updated results of a Phase II trial in 40 patients.

•	Single Agent Ibrutinib Achieves Equal Responses in CLL Patients With and Without Deletion 17p.

•
Ibrutinib in Combination With Bendamustine and Rituximab Is Active and Tolerable in Patients With Relapsed/Refractory Chronic Lymphocytic Leukemia/Small Lymphocytic Leukemia: Final Results of a Phase 1b Study.

•	Phase II Study of the Bruton’s Tyrosine Kinase (Btk) Inhibitor Ibrutinib in Waldenstrom’s Macroglobulinemia.

•
Combining Ibrutinib With Rituximab, Cyclophosphamide, Doxorubicin, Vincristine, and Prednisone (R-CHOP): Updated Results From a Phase 1b Study in Treatment-Naïve Patients With CD20-Positive B-cell Non-Hodgkin’s Lymphoma (NHL).

Copies of each such presentation are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, respectively and are incorporated herein by reference.

The information in this Item 7.01 to this Current Report on Form 8-K, and the related exhibits, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Item 7.01 will not be deemed an admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1
Presentation entitled The Bruton’s Tyrosine Kinase (BTK) Inhibitor Ibrutinib (PCI-32765) Monotherapy Demonstrates Long-Term Safety and Durability of Response in Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma Patients in an Open-Label Extension Study.

99.2
Presentation entitled Ibrutinib in combination with rituximab (iR) is well tolerated and induces a high rate of durable remissions in patients with high-risk CLL: new, updated results of a Phase II trial in 40 patients.

99.3	Presentation entitled Single Agent Ibrutinib Achieves Equal Responses in CLL Patients With and Without Deletion 17p.
99.4
Presentation entitled Ibrutinib in Combination With Bendamustine and Rituximab Is Active and Tolerable in Patients With Relapsed/Refractory Chronic Lymphocytic Leukemia/Small Lymphocytic Leukemia: Final Results of a Phase 1b Study.

99.5	Presentation entitled Phase II Study of the Bruton’s Tyrosine Kinase (Btk) Inhibitor Ibrutinib in Waldenstrom’s Macroglobulinemia.
99.6
Presentation entitled Combining Ibrutinib With Rituximab, Cyclophosphamide, Doxorubicin, Vincristine, and Prednisone (R-CHOP): Updated Results From a Phase 1b Study in Treatment-Naïve Patients With CD20-Positive B-cell Non-Hodgkin’s Lymphoma (NHL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

December 10, 2013

PHARMACYCLICS, INC.

By:	/s/ Manmeet Soni
	Name:	Manmeet Soni
	Title:	Executive Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1
Presentation entitled The Bruton’s Tyrosine Kinase (BTK) Inhibitor Ibrutinib (PCI-32765) Monotherapy Demonstrates Long-Term Safety and Durability of Response in Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma Patients in an Open-Label Extension Study.

99.2
Presentation entitled Ibrutinib in combination with rituximab (iR) is well tolerated and induces a high rate of durable remissions in patients with high-risk CLL: new, updated results of a Phase II trial in 40 patients.

99.3	Presentation entitled Single Agent Ibrutinib Achieves Equal Responses in CLL Patients With and Without Deletion 17p.
99.4
Presentation entitled Ibrutinib in Combination With Bendamustine and Rituximab Is Active and Tolerable in Patients With Relapsed/Refractory Chronic Lymphocytic Leukemia/Small Lymphocytic Leukemia: Final Results of a Phase 1b Study.

99.5	Presentation entitled Phase II Study of the Bruton’s Tyrosine Kinase (Btk) Inhibitor Ibrutinib in Waldenstrom’s Macroglobulinemia.
99.6
Presentation entitled Combining Ibrutinib With Rituximab, Cyclophosphamide, Doxorubicin, Vincristine, and Prednisone (R-CHOP): Updated Results From a Phase 1b Study in Treatment-Naïve Patients With CD20-Positive B-cell Non-Hodgkin’s Lymphoma (NHL).